Exhibit 10.27

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DISTRIBUTION AGREEMENT

Southwest Traders Inc.

This Distribution Agreement (“Agreement”) is made and entered into as of the 1st day of September 2007, by and between Jamba Juice Company, a California corporation (“JJC”), and Southwest Traders Inc, a California limited liability company (“Distributor”) with respect to the following facts:

A. JJC is an operator and franchiser of retail smoothie and juice stores.

B. Distributor is a warehouser and distributor of dry, chilled and frozen food service products (“Products”).

C. The parties desire to enter into a business relationship on the following terms and conditions.

NOW, THEREFORE, in consideration of the foregoing and in consideration of the covenants, promises, obligations, and agreements of the parties contained in this Agreement and other good and valuable consideration, the receipt and adequacy and sufficiency of which are hereby acknowledged by each party hereto by its execution hereof, it is hereby agreed as follows:

AGREEMENT

1.	DEFINITIONS AS USED IN THIS AGREEMENT

“Distributor” shall mean Southwest Traders Inc.

“Company Store” shall mean a store owned or operated by JJC.

“Day Deliveries” shall mean deliveries that are made between 6:00 a.m. - 11:00 a.m. or between 1:00 p.m. - 9:00 p.m.

“Default” shall mean the material failure by either party to meet any of the terms set forth in this Agreement.

“Delivered Cost” shall mean the sum of Landed Cost and the applicable distributor “mark-up”.

“Delivery Performance Standard” shall mean Distributor’s truck and driver’s obligation to arrive prepared to deliver Orders within one hour of the scheduled delivery time (2 hour window). For Isolated and Extreme Remote Stores, Orders are to be delivered within two hours of the scheduled delivery time (4 hour window).

“Distribution Territory” shall mean the States of California, Arizona, Nevada, Colorado, Utah, Southern Idaho, Oklahoma, and Texas.

“Franchised or Licensed Store” shall mean a store operated by an entity other than JJC pursuant to a license agreement or franchise agreement between JJC and that party.

“Full Case” shall mean the case in which Distributor receives the Product from the supplier.

“General Inventory” shall mean Product that is currently stocked by Distributor and not at the special request of JJC.

“Hardpack Tubs” shall mean frozen yogurts, sherbets, sorbets, and ice cream/ice milks packed in bulk containers.

“Incremental Product Cost” shall mean the cost differential between the original delivered price of an item and the delivered price of a substituted item.

“Inventory” shall mean General Inventory, JJC Critical Inventory, JJC Proprietary Inventory, Obsolete/Dead Inventory and Slow Inventory.

“IQF” shall mean individually quick-frozen, a process used for fruit and vegetables to preserve the Product.

“Isolated Stores” shall mean Stores located more than 250 miles from the closest distribution center of Distributor.

“JJC Critical Inventory” shall mean all Hardpack Tubs, juice concentrates, IQF fruit, soymilk, fresh produce, frozen bread products, and proprietary straws, cups, lids and napkins.

“JJC Proprietary Inventory” shall mean Product that is labeled or printed with the Jamba Juice logo, which is not to be sold to any customer other than the Stores, or which is purchased at the request of JJC and not otherwise stocked by Distributor.

“Key Drop Deliveries” shall mean deliveries completed via key drop between the time of the Store closing (or 9:00 p.m., whichever is earlier; except for any Store that normally has significant sales volumes after 9:00 p.m., then the time will be 10:00 p.m.) and Store opening (or 6:00 a.m., whichever is later).

“Landed Cost” shall mean the Product cost F.O.B. origin plus inbound freight costs to Distributor’s distribution center, as may be adjusted as provided in this Agreement, excluding early pay discounts, spoilage and other allowances.

“Month” shall mean a calendar month.

“Obsolete/Dead Inventory” shall mean Products that do not move in a sixty (60) – day period from the date of receipt by Distributor or that have been discontinued by JJC.

“Orders” shall mean orders for Product submitted to Distributor by JJC.

“Other Distributors” shall mean other Distribution Company’s in which JJC is currently utilizing for service to its’ stores.

“Product(s)” shall mean all products purchased by JJC under this Agreement.

“Service Levels” shall mean a fraction, expressed as a percentage, whose numerator is the total number of items in an Order actually received and whose denominator is the total number of items in an Order.

“Slow Inventory” shall mean Products that move fifteen Full Cases or less within a 30-day period.

“Stores” shall mean, individually or collectively, Company Stores and/or Franchised or Licensed Stores, as the context so permits or requires.

“Supply” or “Supplying” has the meaning given to those terms in Section 2.

“Business Day” shall be Monday – Friday, from 8am to 5pm.

“Extreme Remote Location” shall mean any store that is 300 miles or more away from any other JJC store.

“Distribution Region” shall mean JJC stores serviced by Distributor from each individual authorized FOB points in California, Arizona, Colorado, and Texas.

2.	DISTRIBUTION SERVICES

2.1 Distribution for Company Stores. During the term of this Agreement, Distributor shall be the primary purchaser, warehouser, and distributor of all Products (with the exception of test items, equipment, marketing items and uniforms), as needed, to JJC Stores for the Distribution Territory. Distributor’s services shall include the purchase, warehouse, and distribution of Products to meet the requirements of JJC for sale in the Company Stores as described herein. (hereafter, “Supply” or “Supplying”).

2.2 Distribution for Franchised or Licensed Stores. During the term of this Agreement, Distributor agrees to offer to Supply any Franchised or Licensed Stores within the Distribution Territory on substantially the same terms and conditions as herein contained, provided such Franchised or Licensed Store shall have established and shall have maintained its creditworthiness to Distributor’s reasonable satisfaction. Distributor may discontinue Supplying any Franchised or Licensed Store upon the material failure of such Store to comply with the applicable terms of the agreement with the Store; provided, that Distributor shall first have given written notice thereof to JJC and allowed JJC a reasonable time period (not to exceed 30 days) to contact the Franchised or Licensed Store for purposes of correcting such failure. Distributor acknowledges and agrees that JJC shall not have any liability or responsibility for any obligations of a Franchised or Licensed Store to Distributor, including, without limitation, for payment for Products Supplied to Franchised or Licensed Stores. Any failure of a Franchised Partner store to meet Credit Terms as established in Section 5 of this agreement may be placed on C.O.D. terms. If a store fails to meet the requirements under C.O.D. terms, then the store can be placed on a prepayment basis.

2.3 Appointment of Liaisons. Distributor and JJC shall each designate a managerial level person as a designated liaison to facilitate the performance of this Agreement.

3.	TERM

This Agreement shall commence for all Distribution Territories on September 1, 2007 and continue for a five-year and 4 month period ending December 31, 2012.

4.	PRICING POLICIES

This Section sets forth the basic pricing, applicable discounts and price reporting. No changes shall be made to any of these provisions without the prior written approval of the JJC Chief Financial Officer or the JJC Vice President, Supply Chain Management. Distributor agrees to offer the same pricing and discounts it provides to JJC to each of the Franchised or Licensed Stores unless otherwise noted in this agreement.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The pricing structure for JJC shall be as follows:

4.1 Pricing by Landed FOB Points. JJC pricing will be calculated based on the Landed cost for the following recognized FOB Points of Distribution: Temecula, California; Stockton, California; Denver, Colorado; Dallas, Texas; Tolleson, Arizona. Any changes to these FOB points must be approved by JJC’s Manager of Supply Chain.

4.2 Standard Mark-Up. Unless otherwise provided in this Agreement, Distributor shall sell all Products at Distributor’s Landed Cost plus “standard mark – up” (landed cost plus fixed fee per case). Standard Mark-up is defined by the following scale:

FOB Stockton	$[****] per case
FOB Temecula	$[****] per case
FOB Arizona	$[****] per case
FOB Denver	$[****] per case
FOB Dallas	$[****] per case

4.3 Consumer Price Index. The fixed fee per case shall be subject to adjustment annually, beginning February 1, 2009, based upon fluctuations in the Core Consumer Price Index as determined by the Bureau of Labor Statistics – less food and energy. Adjustments to the fee for each contract year shall be equal to the percentage of increase or decrease in the most recent (year over year) Average Core CPI compared to the latest published Core CPI at the commencement date of the Distribution Service Agreement. The Web site to access this information electronically is as follows: http://www.stats.bls.gov/cpi/, Select Consumer Price Index – All Urban Consumers (Current Series) U.S. All Items Less Food and Energy (Core CPI).

The “base year” index will be set at the twelve month average (Annual Index Rate) documented for 2007. JJC and Distributor will calculate, and agree on, the annual adjustment each January, for implementation in February. For clarification, the following calculations will be used for the first year adjustment: (Annual Index 2008 minus Annual Index 2007) divided by (Annual Index 2007) equals the percent adjustment to be applied February 1, 2009 through January 1, 2010.

4.4 Directed Pricing. JJC will communicate its pricing agreements to the Distributor via a New Product Worksheet. On or about the 20TH of each month, Jamba’s Contract Compliance Coordinator will provide the Distributor a summary of “contract pricing” for the up coming month. The contracted products are listed with FOB origin, inbound freight, landed costs and delivered pricing to the stores for that month.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Distributor is responsible for reviewing the information for accuracy and reporting any discrepancies within three days of receipt. Distributor agrees to sell all Products as calculated in the “Directed” pricing model, using Distributor’s Landed Cost plus “standard mark-up” schedule. All pricing for that month shall remain fixed unless prior authorization is granted by Jamba Juice.

4.5 General Inventory pricing. Distributor is responsible for providing updates on or before the 15th of the month prior to taking affect.

4.6 Unstable Pricing. In the event of unstable pricing due to the enactment of “act of god clauses”; JJC authorized “spot loads” and or compromised container loads; pricing will be adjusted on an “as need basis.” JJC and Distributor will work together to determine fair and equitable pricing.

4.7 Non-Traditional Franchisee Pricing. Due to the administrative limitations of some of Jamba’s Non-Traditional Franchisee’s, the distributor may be required to maintain a separate pricing model for such locations.

(i) “Lag Pricing” is utilized where 30 days notification of pricing changes is required prior to the effective date. In this case, the Franchisee’s price is based on the previous month’s actual price.

(ii) “No Surcharges or Penalties” is utilized where a Franchisee must have all expenses rolled into the final product cost. The Distributor will be compensated for this requirement by negotiating a separate Fee per Case mark-up structure.

4.8 Price Discrepancies. Jamba Juice periodically audits invoice pricing from the Distributor and compares actual prices to authorized price. Jamba will submit a summary of any known discrepancies to the distributor for review. The Distributor will have 3 business days to review the report and arrange for credit or provide information to refute the claim.

4.9 Adjustments and Discounts.

(a) Minimum Order Surcharge. Order’s not meeting a minimum of [****] cases will be assessed a surcharge of $[****] per case for every case short of the minimum order.

(b) Late Order Fee. Distributors cut off time for Order Placement is Noon on the stores designated order day. A late fee of $[****] shall be added to Orders that are received after the deadline, unless Distributor caused the delay.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) Missed Delivery Charge. In the event that a store has signed up for 2 or 3 times a week delivery, and the 2nd or 3rd delivery is not utilized, the store will be charges $[****] for missing a scheduled delivery.

(d) Restocking Fee. There will be a [****]% restocking fee applied to any Store that returns items that were ordered and delivered or on truck to be delivered.

(e) Case cube protection: The current average case cube is 1.2 and the average case weight is 25.4 pounds. During the course of this contract, if case cube and / or weight average increases [****]% or more, an equivalent case cost adjustment will be calculated and applied to the current fee per case.

4.10 Master Distribution Relationship. Distributor will act as a “Master Distributor” by consolidating shipments to remote, smaller distribution centers, in which SWT is selling inventory to a third party distributor. For Hawaii shipments, the following fee schedule will apply: Full container pick up at Distributor FOB point [****]%; delivered to dry dock full truck load will be at [****]%; full truckload frozen will be at [****]%. For shipments to other JJC approved Distribution Centers: inventory will be charged a [****]% mark-up, based on pick up at Distributors applicable FOB point.

Product will be verified at time of delivery to California forwarder for Ocean bound freight. The load becomes the responsibility of freight forwarder once invoice is signed by freight forwarder.

4.11 Product “transfer” pricing. Products that are “transferred” between Distributors’ own facilities will be at the sole expense of the distributor, unless specifically requested by JJC. If JJC requests inventory to be “transferred”, the following fees schedule will apply: (i) Regular transfers between Temecula and Stockton; or Temecula and Arizona will be priced at a [****]% mark-up (ii) Emergency transfers at the request of JJC or JJC vendors between Temecula and Sacramento will be priced at $[****] per pallet unless otherwise mutually negotiated, at time of emergency, at a common carrier competitive rate (iii) Regular transfers from Temecula to Denver or Dallas will be based on a “carrier quote.” In the event Distributor exercises the option to utilize its’ own trucks, the transfer fee will be based on “full truck load” pricing.

Mark-up fees will not apply to “transfers” made to any non-recognized FOB points. Currently, Houston is handled at Distributors’ expense.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.12 Audit Rights. Distributor shall prepare and maintain, in accordance with generally accepted accounting principles consistently applied, complete and accurate books of account and records (specifically including, without limitation, the originals or copies of documents supporting entries in the books of account) covering and limited to all transactions arising out of or relating to this Agreement. JJC and its duly authorized representatives have the right, during regular business hours, for the duration of this Agreement and for two (2) years thereafter, to examine and audit, and make extracts from, such books of account and records and all other documents and material in the possession or under the control of Distributor with respect to the subject matter and the terms of this Agreement. All such books of account, records and documents shall be kept available by Distributor for at least two (2) years after the end of the period to which they relate.

5.	CREDIT TERMS

Standard Credit terms are Net fifteen (15) days from the date of delivery. Payments can be made as late as Net twenty (20) days without penalty. Distributor will review payment history every six months, by customer account, to determine any adjustments to the fixed fee per case. Distributor will provide a [****] discount to the fee per case for consistent system average payment of Net ten (10) days or better. In addition, Distributor will adjust upward by [****] for consistent average payment of Net (21) days or worse.

All JJC Franchisees will complete the Distributors credit application and all related paperwork. The Distributor may require JJC to make payments on a C.O.D. basis in the event JJC’s average outstanding accounts payable to the Distributor exceeds thirty (30) days. In the event that JJC accounts payable to the Distributor is not within terms, no discounts or rebates will be issued to JJC.

6.	ORDER MANAGEMENT

6.1 Customized Order Guides. Distributor agrees to provide monthly-customized order guides for Stores as requested by JJC. Distributor will deliver to each Store a copy of the order guide by the first day of each Month.

6.3 Order Procedure. The Distributor agrees to provide several options for facilitating order placement, including: phone; fax; on-line via internet; and Jamba’s “proprietary” solution.

Jamba Juice Company Stores utilize a proprietary system (eRestaurant Solutions) for its’ ordering and invoicing processes. Distributor is responsible for maintaining the integration and transmittal of eRestaurant Solutions’ standard files in the proper format. All file exchanges will be sent electronically via Jamba Juice’s FTP site.

7.	DELIVERY SERVICE

7.1 Delivery Schedule. Stores must commit to a specified delivery schedule, in which adjustments can be made to their schedule on a system wide basis twice per year. The available committed delivery schedules and periods consist of one (1), two (2), or three (3) days per week delivery schedules fixed for one or more of the following periods: March — October; October — March. JJC will coordinate with Distributor the communication of suggested delivery frequency based on each stores individual sales volume and space constraints. Stores may change their delivery commitment once during each period without charge or other penalty and Distributor may request a change to a Store’s delivery commitment, as long as the change does not adversely affect the stores ability to effectively conduct business.

7.2 Delivery Method. Distributor shall deliver Products to the Stores with trucks predominantly dedicated to the Products. Stores unable to accept a Key Drop delivery will have Day Deliveries. Distributor may from time to time utilize common or other delivery services (for example, UPS or Federal Express) to ship Product to the Stores as long as the Delivered Cost is equal to or less than the Delivered Cost then in effect for the Product. Any increase in Delivered Cost as a result of utilizing an alternative delivery system must be approved in writing by JJC Purchasing prior to invoicing.

7.3 Day Deliveries. For Day Deliveries, there will be a two-hour delivery window (four-hours for Isolated and Extreme Remote locations) from the scheduled delivery time. No deliveries to be made between the hours of 11:00 a.m. and 1:00 p.m., unless agreed to be store management. Should Distributor fail to deliver within such two-hour window, or deliver less Product than ordered to the Store, Distributor will pay Incremental Product Costs that the Store incurs, plus $10.00, to cover the shortage (Incremental Product Costs will be limited to a maximum usage for a normal 24-hour period). The Distributor’s driver will be responsible for bringing the product into the store and placing the cases near their respective storage areas. The driver must check in the order with store personnel and verify invoicing accuracy. The driver must note all discrepancies on the invoice prior to obtaining a team member’s signature.

The parties may by mutual written agreement, change the scheduled delivery windows from time to time. Distributor will communicate needed changes on the delivery schedule to the Stores in writing at least one week prior to any change. Any major changes to delivery schedules must be communicated to JJC Manager of Supply Chain and Logistics for review and approval at least two weeks in advance of any proposed change.

All “day drop” deliveries, in which the driver has missed their delivery window, will be subject to the requirements of a “key drop” delivery. The driver will be responsible for putting the product on the shelves. We anticipate that stores routinely have product rotated and prepared for day deliveries.

7.4 Key Drop Deliveries.

(a) Delivery Procedures. For Stores participating in Key Drop Deliveries, Distributor’s driver will be responsible for delivering all freezer and chilled Products into the respective walk-ins via dolly, and shall stock Products on the shelves. All dry Products are to be placed together in the storage areas located in the back of each Store. Store management is responsible for preparing walk-in units for deliveries by moving all existing merchandise to the front of the walk-ins. When space is not available or Product has not been properly rotated prior to the delivery, Distributor’s driver may place Product on the floor of the walk-in. If Distributor’s driver is not able to make a scheduled delivery to a Store due to the fault of a JJC employee (i.e., locks or security codes changed without informing Distributor in advance), JJC will be responsible for any applicable non-scheduled delivery surcharge for returning to the Store to make the delivery.

All “key-drop” deliveries, in which the driver has missed their delivery window, will continue to be subject to the above requirements.

(b) Honor System. Stores participating in Key Drop Deliveries will receive Product on an honor system. Any invoice or delivery discrepancies shall be brought to the attention of Distributor within four hours after the Store opening on the following day, and any credits due must be issued within 5 business days.

(c) Access Security. If a Store experiences theft, burglary, vandalism or other loss as a result of a driver’s failure to secure a Store, Distributor will be liable for any resulting losses or damages to person or property. In addition, Distributor will reimburse JJC for “false alarm” fees resulting from driver error.

7.5 Delivery Access. JJC shall ensure that Company Stores shall provide reasonable delivery access for Distributor’s drivers. For all new opening stores except in malls, airports, university and military bases, reasonable delivery access shall include parking for a truck with a minimum twenty-eight (28) foot trailer within fifty (100) feet of the Store’s receiving door and the ability to utilize a standard ice cream cart and/or dolly for making deliveries. All existing store’s delivery access will be within the original contract of one hundred and fifty (150) feet of the store’s receiving door. Any Store that does not provide the aforementioned access is subject to a fair and reasonable delivery surcharge that is to be negotiated with JJC prior to the Store opening. Distributor shall inspect all new Store locations prior to accepting the Store’s opening Order and notify JJC Manager of Supply Chain and Logistics if a delivery surcharge is applicable.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.6 Off-Day Delivery/Emergency Orders. Off-Day Delivery/Emergency Orders. Stores may request an unscheduled off-day delivery. For Stores other than Isolated Stores (i) all non-scheduled Sunday deliveries will be assessed a $[****] surcharge and all non-scheduled deliveries made Monday through Saturday, that can be accommodated on a regularly scheduled route, will result in a $[****] surcharge and (ii) all emergency Orders for same day delivery must be placed by 9:00 a.m. and will be subject to a $[****] surcharge. For Isolated Stores (i) all non-scheduled Sunday deliveries will be assessed a $[****] surcharge and all non-scheduled deliveries made Monday through Saturday, that can be accommodated on a regularly scheduled route, will result in a $[****] surcharge and (ii) all emergency Orders for same day delivery must be placed by 9:00 a.m. and will be subject to a $[****] surcharge, or applicable third party freight costs if Distributor is unable to accommodate the delivery on its own equipment. A DM or GM must approve any charges exceeding $[****], and approval must be submitted in writing (either via e-mail or fax). If a Distributor is able to UPS or airfreights overnight the necessary items, the $[****] surcharge will be waived and the Store will only be charged the related UPS or airfreight fees.

7.7 Resolution of Shortages.

(a) JJC Critical Inventory-Shortages Caused by Distributor. Shortages of JJC Critical Inventory caused by Distributor will be handled in the following manner. If a Store is not able to wait for the next scheduled delivery, shortages will be remedied by Distributor and resolved at Distributor’s sole cost as quickly as possible but within a maximum of six (6) hours, except for Isolated Stores where the maximum will be twenty four (24) hours for such Stores. “Extreme Remote Locations” will be remedied within a maximum of forty-eight (48) hours. Should Distributor fail to deliver JJC Critical Inventory within a 24-hour period, unless otherwise noted, it may be held financially responsible for lost sales (documented via Store historical sales records) for any lost sales that Store may incur.

(b) All Other Shortages. All other Product shortages will be resolved within 24 hours at the cost of the party responsible for the shortage. Should Distributor fail to meet this commitment, Distributor shall reimburse Incremental Product Costs, plus $[****], that the Store incurs to cover the shortage. The Incremental Product Cost will be limited to a maximum usage of a normal 24-hour period.

(c) Expedited Orders. If the Distributor has run out of product at the Distribution facility due to poor inventory management, inadequate safety stocks, etc. it is Jamba’s expectation that product will be Expedited (air freight, etc.) to ensure no interruption of service, at the Distributor’s expense.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Distributor will expedite critical items when it is not an error on the part of the Distributor. Jamba will support the Distributor in identifying who the responsible party shall be for costs surrounding redelivery, deliveries may be done by a third party carrier at which time the responsible party will be billed by the Distributor once the third party carrier invoices the Distributor.

7.8 New Stores. JJC agrees to inform Distributor in writing at least thirty (30) days in advance of each new Store opening within the Distribution Territory. New Stores will place their opening Orders with Distributor at least ten (10) days prior to the requested delivery date and Distributor will confirm the opening Order delivery date three (3) days prior to the delivery. Any change by the Store to the opening Order delivery date once the Order has been placed with Distributor must be made at least two (2) days prior to the opening Order delivery date or the Store shall be subject to a one-time special handling charge of $[****].

8.	SERVICE LEVEL

8.1 Unit Fill Rate. Distributor shall maintain a minimum Fill Rate of 99.5%, unless due to: (i) a negligent or wrongful act or omission on the part of JJC, or (ii) mechanical failure beyond the reasonable control of Distributor or (iii) unusual and unexpected traffic conditions (e.g., “sig alert” conditions) (iv) failure on behalf of Jamba Juice vendors to deliver based upon specific delivery dates.

8.2 Delivery Performance Standard. Distributor shall maintain a Delivery Performance Standard of 98.5% for On-time deliveries; 98.5% for Deliveries without Complaint; 80% Perfect Order Rate; +/- 0.5% aggregate Inventory Accuracy per item.

8.3 Performance Review. Distributor and JJC shall review Distributor’s actual performance against the Fill Rate and the Delivery Performance Standards on a quarterly basis. Failure by Distributor to meet the Service Level Standards for two (2) consecutive quarters shall constitute an incurable Default and will result in (i) JJC’s right to cancel this Agreement without penalty to JJC pursuant to Section 26 and 27 hereof, and (ii) at JJC’s option, transfer of the Inventory to JJC’s designated agent at Distributor’s Landed Cost without mark-up following thirty (30) days’ notice to Distributor.

JJC will provide written notification to Distributor of breach of controllable performance issue, less supplier issues, and request a cure period of one quarter, or otherwise agreed.

8.4 Service Contacts. The Distributor will offer a toll-free number for placing orders and customer service issues. The Distributor agrees to provide a customer service representative for the JJC account. The Distributor will provide JJC store management with a list of contact telephone numbers to reach someone after hours or for emergencies.

8.5 Customer Service Management. Distributor agrees to provide a dedicated sales representative at a managerial level for JJC who will have no involvement with any other retailers that have juice and/or smoothies as their core business. Distributor’s sales representative will be available 12 hours a day by phone, during the hours from 6 a.m. to 6 p.m. Response time will be within two (2) hours Monday through Friday, between 8:00 a.m. and 6 p.m., and within four (4) hours on weekends, after hours, and holidays.

8.6 Performance Based Management Assurance. Distributor agrees to continually work in cooperation with JJC to develop 3-5 cost savings/cost avoidance initiatives that are measurable in QBR (Quarterly Business Review) meetings. In addition to cost savings/cost avoidance ideas, the major categories to be reviewed and discussed at the QBR will be performance, people, process and technology. JJC and Distributor will review, discuss and agree to needed changes, additions or technology reviews in order to determine how and where efforts/resources need to be extended to provide JJC with the level of service and excellence defined in the contract. At the end of the year progress and the success of the program will be reviewed in our year end meeting and the CPI adjustment will be reviewed for need, and JJC and Southwest Traders will mutually agree what will be implemented on January 1st. The performance will support the fixed fee per case adjustment and will be tied to the CPI (Consumer Price Index) defined in Section 4.3.

9.	CONFIDENTIALITY

Distributor recognizes that it may require or be provided with Confidential Information (as hereinafter defined) of JJC in the course of performing its obligations hereunder, and acknowledges that such Confidential Information is unique in nature and of great proprietary value to JJC. Accordingly, in consideration of the Distributor’s receipt of such Confidential Information, Distributor agrees that it shall not, at any time, for as long as any Confidential Information shall remain confidential or otherwise remain wholly or partially protectable, directly or indirectly, use or disclose any such Confidential Information for any purposes other than strictly for the purposes described in this Agreement. Distributor shall take all measures necessary, including limiting disclosure to those of its employees who need to know Confidential Information in order to perform their duties, to safeguard such Confidential Information in order to prevent it from falling into the public domain or into the possession of persons other than those persons authorized to have any such information, and will not remove any copyright notice, trademark notice or other proprietary legend set forth on or contained within any of the Confidential Information. Distributor shall return all Confidential Information of JJC immediately upon the request JJC. For purposes of this Agreement, “Confidential Information” shall mean the following, whether in written, oral, electronic, or other form: any and all trade secrets, technology, knowledge, designs, concepts, ideas, information, formulas, patterns, compilations, programs, devices, methods, techniques or processes that derive independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from their disclosure or use, including, but not limited to, any study, plan, report or data pertaining to JJC, any information about JJC’s products, methods of doing business, profit or sales, information about markets, information about customers, and all other matters concerning JJC’s business methods, and information that Distributor develops, assists in developing, or discovers as a result of its relationship with JJC.

The obligations set forth in the immediately preceding paragraph shall not apply to Confidential Information to the extent that Distributor can demonstrate that such Confidential Information: (i) has been in Distributor ‘s possession prior to disclosure to it by JJC; (ii) has been approved for release by written authorization of JJC; (iii) is or becomes part of information in the public domain through no fault of the Distributor; or (iv) properly comes into the possession of Distributor from a third party not under any obligation to maintain the confidentiality of such Confidential Information. In addition, Distributor may disclose Confidential Information pursuant to a judicial or other government order, in which case the Distributor agrees to notify JJC prior to making any disclosure so that JJC may seek other legal remedies to maintain the confidentiality of such Confidential Information and to comply with any protective orders obtained by the JJC with respect to such disclosure.

Distributor shall ensure that all its employees and sub-contractors pursuant to this Agreement (if any) who have access to any Confidential Information shall be made aware of and subject to these obligations.

10.	RESTRICTIVE COVENANTS

10.1 Limited Exclusive Dealings. Distributor recognizes and acknowledges that during the course of its engagement Distributor will have access to confidential information about the JJC including, without limitation, JJC’s business practices, procedures, techniques, know-how, and activities. Distributor further recognizes and acknowledges that JJC will devote significant resources in educating Distributor about such confidential information as such confidential information will, by its very nature, need to be used by Distributor to provide its services hereunder. Distributor acknowledges and agrees that such confidential information is unique and a valuable asset of JJC, developed by JJC over a long period of time, and represents a competitive advantage of JJC vis-à-vis its competitors. Accordingly, JJC is concerned that Distributor may develop an expertise as a result of this Agreement, and the confidential information provided to Distributor hereunder, that would adversely affect JJC if such expertise were provided to a competitor of JJC. Accordingly, as a material inducement for JJC to enter into this Agreement, Distributor agrees that during the term of this Agreement, Distributor will not, directly or indirectly, provide any distribution services to quick services restaurants whose sales from its fresh juice and/or smoothies are in excess of 10% of its overall sales; provided, however, that this restriction shall not apply to any: existing customers serviced by Distributor at the time of execution of this agreement; quick service restaurants of ten or less stores in the Distribution Territory at the time they become SWT customers (“mom and pop” businesses); Distribution Region where JJC’s store density has exceeded fifty (50) stores. For purposes of clarification, quick service restaurants to which this restriction would apply include, without limitation, Planet Smoothie, Smoothie King, Robeks, Booster Juice, and Juice It Up! In the event that any court or tribunal shall at any time hereafter hold the foregoing restriction unenforceable or unreasonable as to scope, territory, or period of time, such court shall have the power, and is specifically requested by the parties hereto, to declare or determine the scope, territory, or period of time that it deems to be reasonable or enforceable and to enforce the provisions to such extent.

10.2 No Restrictions. Distributor shall not, during the Term, enter into an agreement with, or negotiate with, any other company, firm, or entity with regard to a business relationship that would prohibit or adversely affect Distributor’s ability to fully perform its obligations hereunder during the Term or upon a renewal of this Agreement.

11.	INVENTORY

11.1 Inventory Levels. Distributor will allow Inventory levels up to thirty (30) days of average usage on-hand and issue purchase orders as needed. Distributor agrees to allow eight (8) weeks inventory for FOB Dallas; six (6) weeks inventory for FOB Denver; and eight (8) weeks inventory for FOB Arizona in order to facilitate FTL pricing.

JJC agrees to an “annual review” of the Inventory Levels for FOB Dallas, FOB Denver, and FOB Arizona. The weeks of allowed inventory levels will be adjusted to reflect each individual Distribution Regions growth and natural ability to achieve full truck load brackets and meet the standard thirty (30) days inventory bracket. For example — Distributor desires to adjust Inventory Levels for FOB Dallas & FOB Arizona in the following manner: six (6) weeks beginning January 2009; five (5) weeks beginning January 2010; thirty (30) days beginning January 2011. For FOB Denver Distributor desires to adjust Inventory levels in the following manner: five (5) weeks beginning January 2009; thirty (30) days beginning January 2010.

JJC agrees to inform Distributor at least four (4) weeks prior to the implementation of any new Products, Products, which will be discontinued, and Products, which are to be featured in a promotion that would affect Distributor purchasing activity. JJC agrees to assist Distributor in determining purchasing levels by providing projections of JJC’s needs for new Inventory, including promotion projections.

11.2 No substitutions. Substitutions will not be permitted without the prior approval of JJC. The purchase price for any substituted items, provided the substitution is the result of an error by Distributor, shall be based upon the lower of (i) the Landed Cost of the substituted item, or (ii) the Landed Cost of the original item ordered. If the substitution is the result of a negligent or wrongful act or omission on the part of JJC or other causes beyond the reasonable control of Distributor, then the purchase price shall be Distributor’s Landed Cost plus the applicable standard mark-up.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.3 Obsolete/Dead Inventory. JJC will review any Obsolete/Dead Inventory reports provided by Distributor and will provide instructions to Distributor for disposition of Obsolete/Dead Inventory within thirty (30) days of notification. Any Products constituting Slow Inventory for three (3) or more months will be considered Obsolete/Dead Inventory.

Distributor reserves the right to move inventory to off-site storage at JJC’s expense in the event that a resolution to disposition is not agreed upon within sixty (60) days of notification.

11.4 Safety Stock: The Distributor is required to maintain appropriate stock levels to minimize the occurrence of product shortages. As such, we require that the Distributor maintain a minimum of one week “safety stock” on-hand at any point in time.

11.5 Risk of Loss. All Inventory held by Distributor is the responsibility of Distributor while in Distributor’s possession. Distributor shall bear the risk of loss and shall be financially responsible for any lost, damaged, or stolen Products prior to delivery to Stores.

11.6 Disposition of Inventory upon Termination of Agreement. Upon termination of this Agreement, JJC shall be financially responsible to purchase all Inventory brought in and stocked at Distributor to fulfill JJC needs, not to exceed the financial exposure outlined below, unless otherwise mutually agreed upon in the transition plan set by JJC and Distributor (adjusted for Inventory Levels noted in Section 11.1 and one weeks safety stock).

JJC, at its election, will utilize one or a combination of the following options to resolve all Inventory issues upon termination of this Agreement: (1) JJC will purchase all Inventory in stock at Distributor’s Landed Cost, plus [****]% (Landed Cost multiplied by [****]); (2) JJC will pay Distributor’s Landed Cost plus [****]% (Landed Cost multiplied by [****]) for Inventory in stock and pay Distributor for any reasonable costs incurred to dispose of the Products; assuming that all acceptable inventory control standards have been maintained (3) JJC or a party designated by JJC will pick up the Products in stock at Distributor’s warehouse(s), and will pay Distributor’s Landed Cost plus [****]% (Landed Cost multiplied by [****]). One or more of the above options must be executed within thirty (30) days of the termination of this Agreement. Payment terms for the options are net fifteen (15) days upon credit approval, unless different arrangements are agreed upon in writing. JJC’s total financial exposure for each Product stocked shall be limited to the greater of (i) Inventory balances not exceeding thirty (30) days of the trailing six months’ average usage, (ii) the total amount of promotional Inventory purchased according to written authorization from JJC Purchasing or (iii) [****]% of the minimum Order, but not to exceed the Landed Cost of Product on-hand and on-order. This Section shall survive termination of this Agreement.

12.	DAMAGE LIABILITY

Distributor will be responsible for the reasonable cost of repair or replacement to JJC buildings or equipment if the damage occurred as a direct result of an accident caused by, or negligence of Distributor’s employee. JJC agrees to notify Distributor immediately via telephone followed by written notice within five (5) days in the event of any damage occurrence.

13.	SPOILAGE

The Distributor guarantees that all merchandise is fresh and saleable upon delivery. If at the time of delivery the Product does not meet JJC specifications for preferred handling, JJC may return the Product with Distributor’s driver for credit. Claims for items being returned from prior deliveries must be made within twenty-four (24) hours from the date of delivery. These items must be clean and free of all markings, and in their original containers. The Distributor shall credit JJC with the delivered cost of any such returned Products and such credit shall be reflected on a credit memo to be mailed within five (5) business days posted to the account of claim.

Approval from the Distributor Customer Service Department must be received to return any items, which do not meet the specifications stated above. If spoilage occurs before the expiration date of the Product, the Distributor will not be responsible for crediting JJC Stores for any Product that does not hold until its code date, or have manufacturer defects. The Distributor will assist in handling these spoilage issues with the appropriate vendors for JJC but will not be financially responsible.

14.	TITLE AND RISK OF LOSS

Title to all Inventories shall pass upon delivery to the JJC Stores. The Distributor shall bear the risk of loss, damage, or destruction of all Inventories, until title passes.

15.	WARRANTIES

The Distributor will assign to JJC all assignable rights against manufacturers and suppliers of goods supplied to JJC by Distributor under warranties and indemnifications the Distributor receives from such manufacturers and suppliers. The Distributor agrees to cooperate with JJC, at JJC’s sole cost and expense, in the enforcement of any such warranties or indemnifications against manufacturers or suppliers. The Distributor represents that, to the best of its knowledge, all Products supplied to JJC by the Distributor shall conform to applicable specifications, brands, samples, or other rendered descriptions, shall be pure and unadulterated and of the quality specified by JJC, and shall be merchantable and fit for the purpose for which they are intended. It is understood that the Distributor is only responsible for such defects, which it has or should have knowledge of, based on its relationship with the vendor, it being understood that the Distributor is not the manufacturer of any of the Inventory.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Distributor shall use its best efforts to timely perform each and every obligation it has under this Agreement. The Distributor shall not grant to any third party a security interest or lien in the Products or other property in Distributor’s possession by Distributor for JJCs benefit, or permit any lien, charge, encumbrance or security interest whatsoever to exist on the Products, or any other property owned by JJC and in Distributor’s possession. The Distributor shall comply with all applicable federal, state, and local laws and regulations.

16.	INDEMNITY

Distributor does hereby save and hold JJC harmless of and from and indemnify it against any and all losses, liability, damages and expenses (including reasonable attorneys’ fees and expenses) which it may incur or be obligated to pay, or for which it may become liable or be compelled to pay in any action, claim or proceeding against it, for or by reason of any acts, whether of omission or commission, that may be committed or suffered by Distributor or any of its officers, directors, shareholders, agents, licensees, franchisees, agents, or employees (each an “Indemnified Party”) in connection with Distributor’s performance of this Agreement, including, without limitation, in connection with any negligent act or omission of Distributor with regard to Inventory that results in any loss, cost, expense, liability, or damage to an Indemnified Party.

17.	REBATES

JJC may from time to time negotiate special vendor rebates based on JJC volume usage. Distributor will assist JJC in collecting such funds as necessary.

18.	INSURANCE

The Distributor shall carry at its own expense during the entire term of this Agreement commercial general liability insurance, including Workmen’s Compensation Insurance and blanket contractual liability coverage, with a combined single limit of not less than [****] for personal injury and property damage, which shall be written by an insurance company acceptable to JJC and naming Jamba Juice Company, their franchise and licensee partners, as co-insured on such policy, with proof of such insurance provided to JJC within thirty (30) days of Agreement date. Any such policy shall include a provision for thirty (30) days’ written notice to JJC the event of any pending material change or cancellation of such insurance.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.	SURCHARGES

19.1 California Workers Compensation Rate Adjustment: Workers Compensation Rate surcharge will be added to each invoice when rate is at $[****]. This is based on the California rate not on Distributor individual company mod. Jamba will have no financial responsibility over a [****]% mod. Workers Compensation Rate will be reviewed and adjusted annually. Distributor will advise Jamba of any proposed adjustments and provide the appropriate backup documentation upon request. Distributor will provide 30-day advance notice on any proposed adjustments.

Workers Comp Rate	Invoice surcharge
$[****]	$[****]
$[****]	$[****]
$[****]	$[****]
$[****]	$[****]
$[****]	$[****]
$[****]	$[****]
$[****]	$[****]
$[****]	$[****]
$[****]	$[****]
$[****]	$[****]
$[****]	$[****]
$[****]	$[****]
$[****]	$[****]

19.2 Adjustment for Fuel Costs. Distributor and JJC agree that Distributor’s average fuel cost shall be reviewed each month during the term of this Agreement. If any monthly review discloses that the average cost per gallon Distributor paid for fuel during the month under review increased or decreased by [****], or more, compared to the base fuel target costs, then for the month under review, a fuel surcharge shall be applied. The following charts explain the increase in fuel surcharge related to the regional increase in fuel prices provided by the Department of Energy’s web site http://tonto.eia.doe.gov/dnav/pet/pet_pri_gnd_a_epd2d_pte_cpgal_w.htm.

California base target rate is: $[****]

Rocky Mountain base target rate is: $[****]

Gulf Coast base target rate is: $[****]

The Texas and Oklahoma markets are represented by the Gulf Coast rates, California, Nevada and Arizona are represented by the California rates and Idaho, Utah and Colorado are represented by the Rocky Mountain rates provided by the Department of Energy’s web site listed above. If extraordinary increases or decreases in taxes or other governmentally mandated expenses occur during the term of the Agreement, the parties will seek fair and equitable adjustment.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Jamba Fuel Surcharge Rate By Region

EIA .CA Average		Surcharge	EIA. Rockey Mt Average		Surcharge	EIA Gulf Coast Average		Surcharge
from	to	per case	from	to	per case	from	to	per case
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
			[****]	[****]	[****]	[****]	[****]	[****]
						[****]	[****]	[****]

19.3 Adjustment for Energy Cost. Distributor and JJC agree to implement an energy cost surcharge to each invoice, applicable to California Stores only, due to extraordinary energy costs fluctuation as set forth below. The base energy cost at the time of this Agreement is 16 KWH.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Energy Cost Per KWH Add to Invoice

$ Per kWh	Invoice Surcharge
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

20.	INTELLECTUAL PROPERTY

JJC shall own and Distributor hereby assigns to JJC all rights and interests of every nature, kind and character in and to the results and proceeds of Distributor’s services hereunder. All materials, works, writings and output which are created, prepared or submitted by Distributor in connection with Distributor’s services hereunder shall automatically become JJC’s property, free of any rights or claims thereto by Distributor or any other person, and shall be promptly delivered to JJC in the form requested by JJC upon the earlier of (a) the request by JJC, and (b) termination of this Agreement.

Distributor agrees and acknowledges that all intellectual property rights (defined as any rights under patent, copyright, trade secret, or similar laws throughout the world) arising or created in connection with this Agreement (“JJC IP”) shall be assigned to and become the sole property of JJC. Distributor irrevocably transfers and assigns to JJC, and agrees to irrevocably transfer and assign to JJC, all right, title and interest in and to the JJC IP. At JJC’s request and expense, during and after the term of this Agreement, Distributor will assist and cooperate with JJC in all respects, and will execute documents, and will take such further acts reasonably requested by JJC to enable JJC to acquire, perfect, maintain and enforce JJC’s intellectual property rights in and to the JJC IP. Distributor hereby appoints the officers of JJC as Distributor’s attorney-in-fact to execute documents on behalf of Distributor for this limited purpose. Distributor also irrevocably transfers and assigns to JJC, and agrees to irrevocably transfer and assign to JJC, and waives and agrees never to assert, any and all “moral rights” that Distributor may have in or with respect to the JJC IP, even after termination of this Agreement.

21.	REPORTS

The Distributor and JJC agree to work toward developing a mutually acceptable method for providing electronic transmission of data among stores, Distributor, JJC’s Franchisee’s Office, and JJC’s Corporate Office. Until such time as electronic systems are fully functioning, and upon request, the Distributor will provide JJC with the following management reports:

(a) Monthly Usage Reports: are to be provided on a monthly basis and submitted in Excel format. The reports must include total cases sold: By Item Number; By Item Description; Total Quantity sold for the month.

(b) Fill Rate & Performance Reports: are to be provided on a monthly basis via Jamba’s custom Excel template. The report includes statistics pertaining to: delivery frequency; on-time deliveries; cases per drop; fill rate; perfect invoice; and invoice value.

(c) Weekly Product Tracking: requires the completion of a custom template for inventory sensitive items.

(d) Order-guides: are to be provided on a monthly basis in Excel format upon the completion of the Directed Pricing Process.

(e) Periodic Surcharge & Penalty Reports: may be required to track the impact of these expenses.

(f) Misc.: additional ad-hoc reports may be required on an as-need basis.

(g) Slow moving/Obsolete inventory: JJC and Distributor agree to a monthly review of inventory aging reports.

22.	FREIGHT & LOGISTICS

Unless otherwise acknowledged in writing by JJC, Distributor recognizes that JJC periodically negotiates with freight companies to ensure competitive pricing for inbound freight. Furthermore, it is understood that JJC does not manage these freight contracts; as such, all claims must be processed in the normal fashion with the carrier and/or supplier booking the logistics for inbound loads.

Please note that our freight contracts are based on “driver-unload.” Since many distributors have varying ti-hi requirements, it shall be the distributor’s responsibility to modify pallets upon receipt to fit their respective storage specifications.

Jamba Juice Company shall not be responsible for any third party (lumper) costs to unload, receive and reconfigure pallets. This is part of the distribution process and therefore, should be accounted in the distributor’s overhead costs.

If a Distributor wishes to backhaul product, the Distributor must prepare an inbound freight quotation. Jamba Juice reserves the right to reject or accept all backhaul proposals, particularly if it: impacts the integrity of an inbound freight contract previously negotiated or; may impact the products quality or shelf life.

23.	QUALITY ASSURANCE

The Distributor shall meet current minimum requirements for all local, state and federal quality assurance regulations and must adhere to Jamba’s Standard Operating Procedures as it relates to vendor approval and compliance. The Distributor must complete a DCQE (Distribution Center Quality Evaluation) as provided by JJC and satisfy all criteria outlined in said document. The Distributor must currently practice and enforce full GMP’s (Good Manufacturing Practices) and have a HACCP program. Programs shall be in place to ensure high standards for pest control, temperature control, and handling procedures including receipt of Product, storage, transportation and rotation. The Distributor must have outlined a full recall program in the event of a Product quality assurance or Product safety issue. The Distributor shall have an annual audit completed by a third party approved by JJC, and have a copy of the audit report sent to JJC’s Manager of Supply Chain and Logistics annually. A copy of a current report must be sent to JJC’s Manager of Supply Chain and Logistics within sixty (60) days of the date this Agreement commences. Failure to score a minimum of 850 through AIB, or the equivalent score as outlined in JJC’s Approved Vendor SOP’s, may result in the termination of this Agreement by JJC.

24.	INSPECTION

Prior to the commencement of and at any time during the term of this Agreement, JJC shall have the right during normal business hours through one or more of its authorized representatives to inspect the Inventory and the premises, facilities, procedures and inventories used or to be used by Distributor for the storage, handling and sale of Products. Distributor will have a representative present during any such inspection.

25.	AGENCY REPORTS

Distributor shall maintain for inspection by JJC the results of all federal, state and/or local regulatory agency inspection reports and sanitation audits affecting Distributor’s facilities or equipment, or products located at Distributor’s facilities. Distributor shall notify JJC Manager of Supply Chain and Logistics and QA Managers immediately by telephone and facsimile of any such inspections or audits which indicate the presence of any bacteriological agent or substance, which is considered by health authorities as being indicative of either unsanitary practices or of public concern.

26.	DEFAULT AND REMEDIES

In the event JJC or Distributor defaults in its obligations set forth in this Agreement to the other party, JJC or Distributor will notify the other party of the Default and request the Default to be remedied within thirty (30) calendar days from receipt of notice. In the event the Default is not remedied in the thirty (30) calendar days, the party entitled to receive the remedy has the right to terminate this Agreement effective with a ninety (60) day written notice. The rights and responsibilities of the parties hereunder under any provisions that, by their nature, extend beyond any expiration or early termination shall survive expiration or early termination of this Agreement.

27.	INCURABLE DEFAULTS

In the event Distributor: (i) knowingly and intentionally sells any Inventory marked with Jamba Juice’s, name and/or trademarks to third parties without JJC’s prior written consent and/or (ii) fails to meet either the Delivery Performance Standards or Service Levels for two (2) consecutive quarters, it is agreed this is an incurable Default and at JJC’s election the thirty (30) day period to remedy is not required. If JJC elects not to provide Distributor an opportunity to remedy such Default, JJC may issue an immediate ninety (90) day written notice to cancel to Distributor, in addition to the other remedies available to JJC under the Sections hereof entitled “Default and Remedies”, “Delivery Service” and “Service Level.”

28.	ARBITRATION

This Agreement is entered into in California and is hereby governed by the State of California’s laws and regulations. In the event of a dispute, exclusive venue will be San Francisco, California.

Any disputes shall be settled via American Arbitration Association, in accordance with its Commercial Arbitration Rules.

1.	All questions and disputes with respect to rights and obligations of the parties arising under the terms of this Agreement, except for disputes involving claims of not more than $5,000 of general damages, shall be resolved by arbitration. If such a dispute arises under this Agreement, either party may demand arbitration by sending a written demand to the other party.

2.	The parties may agree on one arbitrator. If they cannot agree on one arbitrator, each party will choose an arbitrator who will then decide on a third arbitrator who, together with the first two arbitrators, will hear the case. The arbitrators selected by each party above shall have at least five (5) years experience in food products wholesaling or distribution or, if an attorney, in commercial litigation. Should either party refuse or neglect to join in the appointment of the arbitrator(s), within such fourteen-day (14) period, the sole arbitrator(s) may proceed and hear alone.

3.	A hearing on the matter to be arbitrated shall take place before the arbitrator(s) in San Francisco, California, at the time and place selected by the arbitrator(s). The arbitrator(s) shall select the time and place promptly and shall give each party written notice of the time and place at least thirty (30) days before the date selected.

Throughout the arbitration process, the California rules of evidence, including privileges, shall apply to the extent not inconsistent with the Commercial Arbitration Rules. The arbitrator(s) shall hear and determine the matter and shall execute and acknowledge the decision and any award in writing and cause a copy of the writing to be delivered to each of the parties.

4.	If there is only one arbitrator, his or her decision shall be binding and conclusive on the parties, and, if there are three arbitrators, the decision of any two shall be binding and conclusive. A judgment confirming the award may be given by a Superior Court having jurisdiction, or that Court may vacate, modify, or correct the award in accordance with the prevailing provision of the California Arbitration Act.

29.	ATTORNEYS’ FEES

If any party to this Agreement shall bring any arbitration, action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorney fees and costs incurred in bringing or defending such arbitration, action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such arbitration, action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorney fees and costs, separate from the judgment, incurred in enforcing such judgment. The prevailing party shall be determined by the trier of fact based upon an assessment of which party’s major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party’s major arguments or positions on major disputed issues. For the purposes of this Section, attorney fees shall include, without limitation, fees incurred in the following: (1) post-judgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; and (5) bankruptcy litigation. This Section is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

30.	NOTICES

All notices pursuant to this Agreement shall be in writing and shall be personally delivered or sent by: messenger, overnight delivery service, certified mail return receipt requested or facsimile. Postage must be fully prepaid, and it must be addressed as follows:

To Distributor:	Jeff Allen
Chief Operating Officer
Southwest Traders, Inc.
27711 Diaz Road
Temecula, CA. 92590

With copy to:	Ken Smith
President
Southwest Traders, Inc.
27711 Diaz Road
Temecula, CA. 92590

To JJC:	Greg Schwartz
V. P., Supply Chain Management
Jamba Juice Company
6475 Christie Avenue
Emeryville, CA 94608

With copy to:	Don Breen
Chief Financial Officer
Jamba Juice Company
6475 Christie Avenue
Emeryville, CA 94608

All notices shall be deemed delivered upon receipt or seventy two (72) hours after deposit in any United States Post Office in the Continental United States; provided, that notices sent by facsimile shall not be deemed delivered until receipt is acknowledged by the receiving party. Addresses for purposes of notice may be changed from time to time by notice in writing sent as provided above.

31.	INDEPENDENT CONTRACTOR RELATIONSHIP

The relationship between the parties created by this Agreement shall be deemed to be that of independent contractors, and nothing contained in this Agreement shall be construed in any manner whatsoever as creating any partnership, joint venture, employment or other relationship between the parties.

32.	TIME OF THE ESSENCE

Performances of all terms contained within this Agreement are considered with time being of the essence in their performance.

33.	FORCE MAJEURE

Neither of the parties shall be responsible for any failure of performance of an Agreement (except for the payment of monies then due) if such failure is caused by force majeure. The expression “force majeure” shall mean acts of God, wars, floods, droughts, earthquakes, fires, explosions, storms, transportation difficulties, strikes, walkouts, or other industrial disturbances, sabotage, energy shortages, or any law, regulation, or action of any court or governmental authority, or any other causes beyond either party’s reasonable control whether similar or dissimilar to those stated above and which by the exercise of reasonable diligence could not have been prevented; provided always that the occurrence is not intentional or deliberately done or brought about for the purposes of excusing performance under the Agreement; and provided, further, however, that the adverse financial condition of the party so affected shall not constitute a force majeure event. In the case of a Product shortage caused by a force majeure event, Supplier shall continue to supply Product to JJC and its Distributors allocated on no less than a pro rata basis with Supplier’s other customers as determined in a reasonable manner and communicated to JJC. In addition, in the case of Product shortage caused by a force majeure event, Suppler shall assist JJC in purchasing Product from third parties during the period of time Supplier is unable to supply Product to JJC. Any party suffering a force majeure event shall diligently attempt to remove such cause or causes with reasonable dispatch. As soon as any event of force majeure is remedied, the parties’ respective rights, obligations, and performances as set forth in the Agreement shall be immediately reinstated.

34.	ASSIGNMENT

This Agreement and the rights and obligations of Distributor hereunder are personal and may not be transferred or assigned without the prior written consent of JJC.

JJC may assign its rights under this Agreement in whole or in part to any affiliate or any entity owning or acquiring a substantial portion of the stock or assets of the JJC, or to any partnership or other venture in which the JJC participates.

35.	FINANCIAL INFORMATION

Upon request, Distributor and JJC agree to provide annual audited and/or reviewed financial reports to the other party. Additionally, Distributor and JJC agree to notify each other within thirty (30) days of an audit report, if either party’s financial condition materially declines from the previous report.

36.	COMPLETE AGREEMENT OF THE PARTIES

This Agreement, supersedes any and all other agreements, either oral or in writing, between the parties with respect to the subject matter hereof and contain all of the covenants and agreements between the parties with respect to such subject matter in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises of agreements, oral or otherwise, have been made by any party, or anyone herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. This Agreement may be changed or amended by an amendment in writing signed by all of the parties or their respective successors in interest.

37.	HEADINGS

The headings used in this Agreement are inserted only for the purpose of convenience and reference, and in no way define or limit the scope or intent of any provision or part hereof.

38.	BINDING

This Agreement shall be binding upon and inure to the benefit of the successors in interest, assigns and personal representatives of the respective parties.

39.	GOVERNING LAW

The parties hereby expressly acknowledge and agree that this Agreement is entered into in the State of California and, shall be construed and enforced in accordance with the laws of the State of California, without regard to the conflict of law provisions thereof.

40.	UNENFORCEABLE TERMS

Any provision hereof prohibited by law or unenforceable under any applicable law of any jurisdiction shall, as to such jurisdiction, be ineffective without affecting any other provision of this Agreement. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

41.	FURTHER ACTION

Distributor and JJC each shall cooperate in good faith and take such steps and execute such papers as may be reasonably requested by the other party to implement the terms and provisions of this Agreement.

42.	WAIVER

Distributor and JJC each agree that the waiver of any Default under any term or condition of this Agreement shall not constitute any waiver of any subsequent Default or nullify the effectiveness of that term or condition.

43.	PUBLICITY

No promotional material, advertising, or notice to any third party (whether written or oral) concerning this Agreement shall be issued, given, or otherwise disseminated without the prior approval of JJC.

The parties hereto have executed this Agreement as of the day and year first above written.

SOUTHWEST TRADERS, INC.

By:	/s/ Jeff Allen
Jeff Allen, Chief Operating Officer

JAMBA JUICE COMPANY

By:	/s/ Greg Schwartz
Greg Schwartz, V.P. of Supply Chain Management